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                                                                    Exhibit 23

                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-57549) of VDI Media of our report dated January 6, 1999 relating to the financial statements of DUBS, Incorporated, which appears in the Current Report on Form 8-K/A of VDI Media dated February 1, 1999.


PricewaterhouseCoopers LLP

Costa Mesa, California
February 1, 1999